UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a‑12

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

November 13, 2023

**Your Vote is Important. Please Vote Today**

Dear Stockholder,

As previously mentioned, your company had to adjourn the recent special meeting of stockholders (the “Special Meeting”) relating to the proposed merger (the “Merger”) with AG Mortgage Investment Trust, Inc. (“MITT”) due to a lack of participation by stockholders.

According to our records, as of the date of this letter, your vote has not yet been received. A substantial majority of stockholders who have voted to date have voted in favor of the Merger, but we need more votes.

If we do not receive sufficient votes in favor of the Merger from stockholders such as you, the Merger cannot be completed, you will not receive the merger consideration (consisting of MITT common stock and cash) and none of the expected benefits of the Merger will be realized.

**The Board of Directors unanimously recommends that stockholders vote “FOR” all proposals presented at the Special Meeting in connection with the Merger.**

**Leading independent proxy advisory firms Institutional Shareholder Services (ISS) and Glass Lewis recommend a vote “FOR” the Merger.**

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU HOLD.

We urge you to vote TODAY online or by telephone (see the instructions below). Your vote must be received prior to 11:59 PM ET on Monday, December 4 for your shares to be represented at the meeting.

Vote Online: Go to the website www.proxyvote.com. Have your 16-digit control number (see right side of voting instruction form) listed on the voting instructions form ready and follow the online instructions.

Vote by Telephone: Call toll-free 1-800-454-8683. Have your 16-digit control number listed on the voting instruction form ready and follow the simple instructions.

If you have any questions regarding voting or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali, toll free at 1-800-662-5200.

Thank you for your support,

Bonnie Wongtrakool
Chief Executive Officer and Director

Important Additional Information and Where to Find It

In connection with the proposed Merger, MITT has filed with the SEC a registration statement on Form S-4 (File No. 333-274319) (the “Registration Statement”), which was declared effective by the SEC on September 29, 2023. The Registration Statement includes a prospectus of MITT and a joint proxy statement of WMC and MITT (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus contains important information about WMC, MITT the proposed Merger and related matters. WMC and MITT may file with the SEC other documents regarding the Merger. The definitive joint proxy statement/prospectus has been sent to the stockholders of WMC and MITT, and contains important information about WMC, MITT the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document WMC or MITT has filed or may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED BY WMC AND MITT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WMC, MITT AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by WMC with the SEC are also available free of charge on WMC’s website at www.westernassetmcc.com. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.agmit.com.

Participants in the Solicitation Relating to the Merger

WMC, MITT and certain of their respective directors and executive officers and certain other affiliates of WMC and MITT may be deemed to be participants in the solicitation of proxies from the common stockholders of WMC and MITT in respect of the proposed Merger. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 13, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on May 2, 2023. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on March 22, 2023. Additional information regarding the interests of such participants in the Merger is included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger filed with the SEC. These documents are available free of charge on the SEC’s website and from WMC or MITT, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This document contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. WMC and MITT intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding WMC and MITT include, but are not limited to, statements related to the proposed

Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: WMC’s and MITT’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from WMC's stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of WMC and MITT management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that WMC’s and MITT’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of WMC’s and MITT’s common stock. Additional risks and uncertainties related to WMC’s and MITT’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in WMC’s and MITT’s Annual Report on Form 10-K for the year ended December 31, 2022, WMC’s and MITT’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, the joint proxy statement/prospectus and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which WMC or MITT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by WMC or MITT on their respective websites or otherwise. Neither WMC nor MITT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.